CERTIFICATION PURSUANT TO
                                18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-QSB of Syntec Biofuel Inc. (the "Company") for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Cecil Morris, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


November 14, 2006                       /s/ Michael Jackson
------------------------------          ----------------------------------------
(Date)                                  Michael Jackson
                                        Director, President / CEO